SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 18, 2004

SEITEL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)
0-14488		76-0025431
(Commission File Number)		(IRS Employer Identification No.)

10811 S. Westview Circle
Building C, Ste. 100
Houston, Texas		77043
(Address of Principal Executive Offices)		(Zip Code)

(713) 881-8900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.	Other Events and Required FD Disclosure.

Seitel, Inc. issued the press release attached hereto as Exhibit 99.1 on March 18, 2004.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

	(a)	Financial Statements of Business Acquired.

Not Applicable.

	(b)	Pro Forma Financial Information (unaudited).

Not Applicable.

	(c)	Exhibits.

		99.1	Press release of Seitel, Inc., dated March 18, 2004

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:	March 19, 2004	SEITEL, INC.

		By:	/s/ Randall D. Stilley

		Name:	Randall D. Stilley
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit		Page

99.1	Press release of Seitel, Inc., dated March 18, 2004	4